UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 21, 2019

FUEL TECH, INC.
(Exact name of registrant as specified in its charter)

Delaware         001-33059      20-5657551
(State or other jurisdiction (Commission (IRS Employer
of incorporation) File Number) Identification No.)

Fuel Tech, Inc.
27601 Bella Vista Parkway
Warrenville, IL 60555-1617
630-845-4500

(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR    240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR     240.13e-4(c))

ITEM 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of             Principal Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in a Current Report on Form 8-K for an event dated February 27, 2019 (filed with the Securities Exchange Commission on March 4, 2019), the Compensation Committee (the “Committee”) of the Board of Directors of Fuel Tech, Inc. (“Fuel Tech” or the “Company”) authorized the Company to enter into a 2019 Executive Performance RSU Award Agreement (the “2019 Agreement”) with certain officers, including its President and Chief Executive Officer and Principal Financial Officer and Controller on February 27, 2019. On March 21, 2019, the Committee adopted a form of 2019 Agreement to be entered into with such executive officers, the form of which is attached as Exhibit 10.1 and incorporated by reference in its entirety.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fuel Tech, Inc.
(Registrant)

Date: March 25, 2019

By: /s/ Albert G. Grigonis _
Albert G. Grigonis
Senior Vice President, General
Counsel and Secretary

Item 9.01.
Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.     Description

10.1          Form of Fuel Tech, Inc. 2019 Executive Performance RSU Award Agreement